UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2014

FBI WIND DOWN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-00091 (Commission File Number)	43-0337683 (IRS Employer Identification No.)

1 N. Brentwood St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant’s telephone number, including area code: (314) 863-1100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
Proposed Plan of Liquidation and Disclosure Statement
As previously disclosed by FBI Wind Down, Inc., formerly known as Furniture Brands International, Inc. (the “Company”), on September 9, 2013, the Company and its direct and indirect domestic subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re FBI Wind Down, Inc., et al.”, Case No. 13-12329 (the “Chapter 11 Cases”).
On April 21, 2014, the Company filed with the Bankruptcy Court a proposed Joint Plan of Liquidation (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) and related disclosure statement (as may be amended, modified or supplemented from time to time, the “Disclosure Statement”).
    A copy of the filed Proposed Plan and related Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Information contained in the Proposed Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Proposed Plan, third-party actions, or otherwise. The Proposed Plan is subject to acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. There can be no assurances that the requisite acceptances to the Proposed Plan can be obtained from the Debtors’ creditors, that the Bankruptcy Court will approve the Disclosure Statement, or that the Bankruptcy Court will confirm the Proposed Plan.
    The Bankruptcy Code does not permit solicitation of acceptances of the Proposed Plan until the Bankruptcy Court approves the Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors’ books and records, that would enable a hypothetical reasonable investor typical of the holder of claims against, or interests in, the Debtors to make an informed judgment about the Proposed Plan. The Bankruptcy Court has not yet approved the Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.
    This Current Report on Form 8-K is not an offer to sell or a solicitation of any offer to buy any securities of the Debtors.
The information set forth in this Item 7.01 and the attached exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Proposed Joint Plan of Liquidation of FBI Wind Down, Inc. and its Subsidiaries Under Chapter 11 of the Bankruptcy Code
99.2	Proposed Disclosure Statement for Joint Plan of Liquidation of FBI Wind Down, Inc. and its Subsidiaries Under Chapter 11 of the Bankruptcy Code

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2014

FBI Wind Down, Inc. (Registrant)

By:	/s/ Meredith M. Graham
Name:	Meredith M. Graham
Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Proposed Joint Plan of Liquidation of FBI Wind Down, Inc. and its Subsidiaries Under Chapter 11 of the Bankruptcy Code
99.2	Proposed Disclosure Statement for Joint Plan of Liquidation of FBI Wind Down, Inc. and its Subsidiaries Under Chapter 11 of the Bankruptcy Code